Exhibit 10.44

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Omitted Information is indicated by [***]

FIRST AMENDMENT TO THE

SUPPLY AGREEMENT GDN0097-23

(THIS DOCUMENT REFERENCE CW2283269)

This First Amendment (“Amendment”) is made and entered to be effective as of the October  24th 2024 (“Effective Date”), by and between

EMBRAER S.A., a corporation existing under the laws of Brazil, which address and principal place of business is at Avenida Brigadeiro Faria Lima, 2170, F100, in the City of São José dos Campos, State of São Paulo, Brazil (“Embraer”);

EVE UAM, LLC., a limited liability company organized under the laws of the State of Delaware, United States, having its principal place of business at 1400 General Aviation Drive, Melbourne, FL 32935, United States (“EVE”) and

DUC Hélices Propellers, a corporation existing under the laws of the French Republic, having its principal place of business at 289 Avenue Odette et Edouard Durand, Frontenas, 69620, France (“Supplier”)

Embraer and Supplier are referred to herein, individually, as a “Party”, and, collectively, as the “Parties”.

RECITALS

Whereas, on May 22nd, 2023, the Parties entered into the SUPPLY AGREEMENT GND0097-23 (“Original Agreement”) for the supply of certain equipment and related services, as amended from time to time (either through formal contract amendments or through various letter amendments and updated purchase orders) (each formal amendment, letter amendment and updated purchase order referred to as an “Amendment” and, collectively, the “Amendments”) (the Original Agreement and all the Amendments, collectively, the “Agreement”).

All capitalized terms used herein, unless otherwise defined or indicated, shall have the same meaning as referred to in the Original Agreement.

WHEREAS, Buyer and Supplier desire to revise certain terms of the Agreement with respect to the performance of additional services and supply of additional Products by Supplier.

WHEREAS, Buyer and Supplier have agreed to expand the scope of the Original Agreement and include the 4 blade loft and structure study and adjust the total NREC milestones payment;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto agree to amend the Agreement as follows:

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1-                  MODIFIED OR ADDED EXHIBITS

1.1              The following Exhibit of the Original Agreement is hereby modified and replaced in its entirety by the following Exhibit attached hereto :

Exhibit H             Buyer’s Quality Requirements for Suppliers (EQRS) / Buyer Production Part  Approval Process Verification (EPPAP)

Exhibit I              Program Master Schedule

2-                  MODIFIED OR ADDED PROVISIONS

Section 3.5.1 of the Original Agreement is hereby replaced in its entirety with the following:

3.5.1 Payment Term

Buyer will pay Supplier for the Products and/or Services and/or Spare Parts supplied under this Agreement within [***] as set forth in Section 4.2 (Delivery) hereof, together with the pertinent invoices issued by Supplier. Such payment is subject to the delivery of Products and related documentation that conform to the terms and conditions of this Agreement, especially those contained in Section 4.2, in the Shipping Policy and the Quality Requirements.

In regards to non-recurrent costs, the total amount to be paid by Embraer and or EVE under this Agreement is according to Exhibit A. It is understood by the Parties that such non recurrent amounts are firm and fixed for the Program, therefore, not subject to any price adjustment formula. Such payment shall be subject to the accomplishment of the milestones as described below and related documentation that conform to the terms and conditions of this Agreement, especially those contained in Section 4.2, in the Embraer’s Shipping Policy and the Quality Requirements.

The total firm and fixed Non-Recurring Price due by Buyer to Supplier is [***], considering:

  [***] – Engineering development Services, Qualification and Certification, established in Exhibit B (System Basic Data) and Exhibit D (Statement of Work)

Milestones NREC payment:

[***]

  [***]

Downpayment for the prototypes will be according to milestones below:

[***]

  [***]

Downpayment according to milestones delivery:

[***]

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3-                  ENTIRE AGREEMENT

The Original Agreement, as modified from time to time in writing by the Parties and jointly with this Amendment, including all Exhibits, constitutes the complete and exclusive agreement between the Parties relating to the subject matter hereof and cancels and supersedes all previous agreements between the Parties relating thereto, whether written or oral. Furthermore, the terms and conditions contained in this Amendment do not create or represent a precedent for the interpretation of any other agreements that have been or will be executed between the Parties not relation to the subject matter hereof.

All other terms and conditions set forth in the Agreement, not expressly modified by this Amendment, are hereby expressly ratified by the Parties, incorporated by reference and remain in full force and effect. In case of any conflict between this Amendment and the Agreement, this Amendment shall prevail.

If any provision of the Agreement, as amended from time to time, is or becomes void or unenforceable by force or operation of law, the other provisions shall remain valid and enforceable.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered by their duly authorized officers and to be effective as of the Effective Date above written.

By EMBRAER S.A.:

Name:	Name:
Title:	Title:

By EVE UAM, LLC.:

Name:	Name:
Title:	Title:

By DUC Hélices Propellers:

Name:	Name:
Title:	Title:

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